UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2008
PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21287 (Commission File Number)	95-3732595 (I.R.S. Employer Identification No.)

2381 Rosecrans Avenue El Segundo, California (Address of principal executive offices)	90245 (Zip Code)
(310) 536-0908
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     Peerless Systems Corporation (the “Company”) has rescheduled its 2008 annual meeting of stockholders (the “Annual Meeting”) from June 26, 2008 to August 8, 2008.
     The Board of Directors of the Company has fixed the close of business on June 16, 2008 as the record date for the determination of stockholders entitled to notice of and to vote, in person or by proxy, at the Annual Meeting and at any adjournment or postponement thereof.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEERLESS SYSTEMS CORPORATION
Date: May 8, 2008	By	/s/ Richard L. Roll
Richard L. Roll,
Chief Executive Officer and President